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                                                                    EXHIBIT 99.2

                 BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Briggs & Stratton Corporation (the "Company") on Form 10-Q for the quarter ended December 29, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James E. Brenn, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ James E. Brenn
------------------------------------
James E. Brenn
Chief Financial Officer
February 12, 2003



         This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.